                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 17, 2004


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                 0-27918               13-3070826
(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
       of Incorporation)        File Number)

      2511 GARDEN ROAD
     BUILDING A, SUITE 200
     MONTEREY, CALIFORNIA                                    93940
(Address of principal executive offices)                  (Zip Code)


                                 (831) 642-9300
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.

        On July 29, 2004, Century Aluminum Company ("Century") issued a press release announcing that it intended to sell, subject to market and other conditions, $150 million of its Convertible Senior Notes due 2024 to certain qualified institutional buyers in a private placement exempt from the
registration requirements of the Securities Act of 1933, as amended.   A copy
of the press release announcing the proposed private placement of Century's Convertible Senior Notes is attached hereto as Exhibit 99.1.

        Century also announced on July 29, 2004 that it had commenced a cash tender offer for any and all of its outstanding 11.75% Senior Secured First Mortgage Notes Due 2008 ("First Mortgage Notes") (CUSIP No. 156431AC2) and was soliciting consents to proposed amendments to the indenture governing the First Mortgage Notes that would eliminate substantially all of the restrictive covenants and certain default provisions in the indenture. A copy of the press release announcing Century's tender offer and consent solicitation is attached hereto as Exhibit 99.2.

        On July 30, 2004, Century announced the pricing of its previously reported private offering of $150 million of 1.75% Convertible Senior Notes due August 1, 2024, to certain qualified institutional buyers. A copy of the press release announcing the pricing of the Convertible Senior Notes is attached hereto as Exhibit 99.3.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (C)   EXHIBITS.

         The following exhibits are filed with this report on Form 8-K:


                                  EXHIBIT INDEX

Exhibit Number            Description
--------------            ----------------------------------------------
    99.1                 Press Release, dated July 29, 2004, announcing
                         Century's proposed private placement of $150 million of
                         its Convertible Senior Notes.

    99.2                 Press Release, dated July 29, 2004, announcing
                         Century's tender offer and consent solicitation relating to its outstanding 11.75% Senior Secured
                         First Mortgage Notes Due 2008.

    99.3 Press Release, dated July 30, 2004, announcing the pricing of $150 million of Century's 1.75% Convertible
                         Senior Notes due August 1, 2024.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CENTURY ALUMINUM COMPANY

Date:  July 30, 2004         By:      /s/ Gerald J. Kitchen
                               -----------------------------------
                               Name:  Gerald J. Kitchen
                               Title: Executive Vice President, General Counsel
                                      Chief Administrative Officer and Secretary
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                                  EXHIBIT INDEX

Exhibit Number            Description
--------------            ----------------------------------------------
    99.1                 Press Release, dated July 29, 2004, announcing
                         Century's proposed private placement of $150 million of
                         its Convertible Senior Notes.

    99.2                 Press Release, dated July 29, 2004, announcing
                         Century's tender offer and consent solicitation relating to its outstanding 11.75% Senior Secured
                         First Mortgage Notes Due 2008.

    99.3 Press Release, dated July 30, 2004, announcing the pricing of $150 million of Century's 1.75% Convertible
                         Senior Notes due August 1, 2024.
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